EXHIBIT 10.4


                                 PROMISSORY NOTE
                                 ---------------


$__________                                                        June 30, 2004


         FOR VALUE RECEIVED, E-OIR TECHNOLOGIES, INC., a Virginia corporation (the "Maker") hereby promises to pay to_____ (the "PAYEE"), at_____ , or at any other place designated by the Payee in writing, in lawful money of the United States of America, the principal sum of _____ , plus interest on the principal balance remaining outstanding from time to time at the rate of six percent (6%) per annum compounded monthly, in the quarterly installment amounts and on the dates set forth in the amortization schedule attached hereto as EXHIBIT A. All payments shall be applied first to accrued but unpaid interest owing hereunder and thereafter to reduce the principal balance hereof.

         This promissory note (the "NOTE") is delivered in redemption of the stock of Maker held by the Payee pursuant to that certain stock purchase agreement of even date herewith by and among Markland Technologies, Inc., a Florida corporation ("BUYER"), the Payee and the other stockholders of Maker (the "Sellers"), and Maker (the "PURCHASE AGREEMENT"); and the obligations of the Maker hereunder are secured by a first priority security interest in (i) all of the Collateral (as defined in that certain Security Agreement of even date herewith by and among Maker, the Payee and the other Sellers (the "SECURITY AGREEMENT")) pursuant to the Security Agreement and (ii) all of the outstanding shares of the common stock of Maker pursuant to that certain Pledge Agreement of even date herewith by and among Buyer, the Payee and the other Sellers (the "PLEDGE AGREEMENt"). Pursuant to the Purchase Agreement the Sellers have appointed and authorized an individual, defined in the Purchase Agreement, and hereinafter referred to, as the "Representative" to represent the interests of Sellers in matters relating to transaction documents including this Note, the Purchase Agreement, the Security Agreement and the Pledge Agreement. Rights or obligations of Representative recited herein are rights and obligations of Payee exercised by or through the Representative, and in the event that the Representative is unable to act, for any reason, Payee may act directly on Payee's own behalf.

         The occurrence of any of the following shall constitute an Event of Default hereunder:

         1. Maker shall fail to pay when due any amounts owing pursuant to this
Note if such failure continues for a period of thirty (30) days following the date such payment was due;

         2. Any representation or warranty made by Buyer in the Purchase Agreement or Pledge Agreement shall prove to have been incorrect in any respect when made resulting in a Material Adverse Effect (as defined in the Purchase Agreement) to Sellers; and such breach of any representation or warranty shall not be waived by the Representative within 30 days following the delivery of written notice thereof by Representative to Buyer;

         3. Any representation or warranty made by Maker in the Security Agreement shall prove to have been incorrect in any respect when made resulting in a Material Adverse Effect (as defined in the Purchase Agreement) to Sellers; and such breach of any representation or warranty shall not be waived by the Representative (as defined therein) within 30 days following the delivery of written notice thereof by Payee to Maker;

         4. Buyer shall be in material breach of or default under any covenant or commitment of Buyer contained in the Purchase Agreement or Pledge Agreement and such breach or default shall continue and not be waived by the Representative (as defined in the Purchase Agreement or Pledge Agreement, respectively) for a period of 30 days following the delivery of written notice thereof by Representative to Buyer;

         5. Maker shall be in material breach of or default under any covenant or commitment of Maker contained in the Security Agreement and such breach or default shall continue and not be waived by the Representative (as defined therein) for a period of 30 days following the delivery of written notice thereof by Representative to Maker;

         6. Maker shall (i) voluntarily commence any proceeding or file any petition seeking relief under the United States Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, liquidation, or similar law,
(ii) consent to the institution of, or fail to contravene in a timely and appropriate manner, any such proceeding or the filing of any such petition,
(iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for Maker or for a substantial part of Maker's property or assets, (iv) file an answer admitting the material allegations of a petition filed against Maker in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due, or (vii) take any action for the purpose of effecting any of the foregoing; or

         7. An involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of Maker, or of a substantial part of the property or assets of Maker, under the United States Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator or similar official for Maker or for a substantial part of the property of Maker; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for 60 days.

         Upon the occurrence of any such Event of Default, and during the continuance thereof, Representative may declare all amounts owing pursuant to this Note to be immediately due and payable in full, whereupon the entire balance owing hereunder shall be due and payable without presentment, notice of dishonor, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Maker. In addition, upon the occurrence of any such Event of Default, and during the continuance thereof, Representative may exercise, without limiting any other remedies available to it at law or equity, all rights and remedies granted to Payee under the terms of the Security Agreement or the Pledge Agreement.

         Maker hereby waives presentment, notice of dishonor, and protest, and agrees to pay all costs of collection of this Note, including reasonable attorneys' fees and costs.

         The principal owing under this Note may be prepaid at any time and from time to time, in whole or in part, without premium or penalty. Any such prepayment shall be applied first to accrued but unpaid interest owing hereunder and thereafter in reduction of the principal balance hereof, reducing the amount of principal payments due on Exhibit A starting with the last payment and proceeding forward in reverse chronological order. Despite any prepayment, all payments listed on Exhibit A (in total, without regard to what portion of such payments are applied to principal or interest under the terms hereof, even though such application is different than that listed on Exhibit A) shall be due and payable on the date listed therein until such time as all amounts due hereunder are paid, and all changes made to the amount of payments on Exhibit A shall be made first to reduce the last payment in time then remaining. Payment of this Note can be made by offset pursuant to the terms of Article 7 of the Purchase Agreement upon agreement between the Buyer and the Representative (as such term is defined in the Purchase Agreement) that a certain amount (i) is due to the Buyer thereunder and (ii) payable pursuant to Section 7.6(b) of the Purchase Agreement.

         No course of dealing between Payee and Maker or any failure or delay on the part of Payee or Representative in exercising any rights or remedies with respect to this Note or the Security Agreement shall operate as a waiver of any rights or remedies of Payee under this or any other applicable instrument. No single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder. None of the rights, remedies, privileges or powers of Payee or Representative expressly provided for herein shall be exclusive, but each of them shall be cumulative with and in addition to every other right, remedy, privilege and power now or hereafter existing in favor of Payee or Representative, whether at law or in equity, by statute or otherwise.

         In the event any one or more of the provisions contained in this Note or the Security Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Note or the Security Agreement, but this Note and the Security Agreement shall be reformed or construed as if such invalid, illegal or unenforceable provision is in conformity with applicable law or, if necessary, had never been contained herein or therein.

         This Note shall be governed, construed and enforced in accordance with the laws of the Commonwealth of Virginia without regard to the conflicts of law principles thereof.

                           [SIGNATURE PAGE TO FOLLOW]

                        SIGNATURE PAGE TO PROMISSORY NOTE

         IN WITNESS WHEREOF, Maker has duly executed and delivered this Note as of the date first set forth above.


                                     E-OIR TECHNOLOGIES, INC.


                                     By: ______________________________________
                                         Name:
                                         Title:


         The undersigned, Markland Technologies, Inc., hereby irrevocably and unconditionally guarantees to the Payee, or any other person entitled to payment hereunder, the prompt payment, when due, of all payments due under this Note and any and all other obligations and liabilities of Maker under this Note or the Security Agreement.


MARKLAND TECHNOLOGIES, INC.


By: ___________________________________
    Name:
    Title:

                                 PROMISSORY NOTE
                                 ---------------


$__________                                                        June 30, 2004


         FOR VALUE RECEIVED, E-OIR TECHNOLOGIES, INC., a Virginia corporation (the "MAKER") hereby promises to pay to_____ (the "PAYEE"), at _____ or at any other place designated by the Payee in writing, in lawful money of the United States of America, the principal sum of _____, plus interest on the principal balance remaining outstanding from time to time at the rate of six percent (6%) per annum compounded monthly, in the quarterly installment amounts and on the dates set forth in the amortization schedule attached hereto as Exhibit A; provided, that no amount shall become due and payable hereunder unless and until all obligations of Maker under guaranties of the obligations of Distributed RMS Corporation, RMS Enterprises, LLC and their respective affiliates (the "Guaranties"), have been duly terminated and Maker shall have no further obligations under any Guaranty. All payments shall be applied first to accrued but unpaid interest owing hereunder and thereafter to reduce the principal balance hereof.

         This promissory note (the "Note") is delivered in redemption of the stock of Maker held by the Payee pursuant to that certain stock purchase agreement of even date herewith by and among Markland Technologies, Inc., a Florida corporation ("BUYER"), the Payee and the other stockholders of Maker (the "SELLERS"), and Maker (the "PURCHASE AGREEMENT"); and the obligations of the Maker hereunder are secured by a first priority security interest in (i) all of the Collateral (as defined in that certain Security Agreement of even date herewith by and among Maker, the Payee and the other Sellers (the "SECURITY AGREEMENT")) pursuant to the Security Agreement and (ii) all of the outstanding shares of the common stock of Maker pursuant to that certain Pledge Agreement of even date herewith by and among Buyer, the Payee and the other Sellers (the "PLEDGE AGREEMENT"). Pursuant to the Purchase Agreement the Sellers have appointed and authorized an individual, defined in the Purchase Agreement, and hereinafter referred to, as the "Representative" to represent the interests of Sellers in matters relating to transaction documents including this Note, the Purchase Agreement, the Security Agreement and the Pledge Agreement. Rights or obligations of Representative recited herein are rights and obligations of Payee exercised by or through the Representative, and in the event that the Representative is unable to act, for any reason, Payee may act directly on Payee's own behalf.

         The occurrence of any of the following shall constitute an Event of Default hereunder:

         1. Maker shall fail to pay when due any amounts owing pursuant to this
Note if such failure continues for a period of thirty (30) days following the date such payment was due;

         2. Any representation or warranty made by Buyer in the Purchase Agreement or Pledge Agreement shall prove to have been incorrect in any respect when made resulting in a Material Adverse Effect (as defined in the Purchase Agreement) to Sellers; and such breach of any representation or warranty shall not be waived by the Representative within 30 days following the delivery of written notice thereof by Representative to Buyer;

         3. Any representation or warranty made by Maker in the Security Agreement shall prove to have been incorrect in any respect when made resulting in a Material Adverse Effect (as defined in the Purchase Agreement) to Sellers; and such breach of any representation or warranty shall not be waived by the Representative (as defined therein) within 30 days following the delivery of written notice thereof by Representative to Maker;

         4. Buyer shall be in material breach of or default under any covenant or commitment of Buyer contained in the Purchase Agreement or Pledge Agreement and such breach or default shall continue and not be waived by the Representative (as defined in the Purchase Agreement or Pledge Agreement, respectively) for a period of 30 days following the delivery of written notice thereof by Representative to Buyer;

         5. Maker shall be in material breach of or default under any covenant or commitment of Maker contained in the Security Agreement and such breach or default shall continue and not be waived by the Representative (as defined therein) for a period of 30 days following the delivery of written notice thereof by Representative to Maker;

         6. Maker shall (i) voluntarily commence any proceeding or file any petition seeking relief under the United States Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, liquidation, or similar law,
(ii) consent to the institution of, or fail to contravene in a timely and appropriate manner, any such proceeding or the filing of any such petition,
(iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for Maker or for a substantial part of Maker's property or assets, (iv) file an answer admitting the material allegations of a petition filed against Maker in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due, or (vii) take any action for the purpose of effecting any of the foregoing; or

         7. An involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of Maker, or of a substantial part of the property or assets of Maker, under the United States Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator or similar official for Maker or for a substantial part of the property of Maker; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for 60 days.

         Upon the occurrence of any such Event of Default, and during the continuance thereof, Representative may declare all amounts owing pursuant to this Note to be immediately due and payable in full, whereupon the entire balance owing hereunder shall be due and payable without presentment, notice of dishonor, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Maker; provided, that such amounts may not be declared due and payable unless and until all Guaranties have been duly terminated and Maker shall have no further obligations thereunder. In addition, provided that until all Guaranties have been duly terminated and Maker shall have no further obligations thereunder, upon the occurrence of any such Event of Default, and during the continuance thereof, Representative may exercise, without limiting any other remedies available to it at law or equity, all rights and remedies granted to Payee under the terms of the Security Agreement or the Pledge Agreement.

         Maker hereby waives presentment, notice of dishonor, and protest, and agrees to pay all costs of collection of this Note, including reasonable attorneys' fees and costs.

         The principal owing under this Note may be prepaid at any time and from time to time, in whole or in part, without premium or penalty. Any such prepayment shall be applied first to accrued but unpaid interest owing hereunder and thereafter in reduction of the principal balance hereof, reducing the amount of principal payments due on Exhibit A starting with the last payment and proceeding forward in reverse chronological order. Despite any prepayment, but subject to the termination of all Guaranties, all payments listed on Exhibit A (in total, without regard to what portion of such payments are applied to principal or interest under the terms hereof, even though such application is different than that listed on Exhibit A) shall be due and payable on the date listed therein until such time as all amounts due hereunder are paid, and all changes made to the amount of payments on Exhibit A shall be made first to reduce the last payment in time then remaining. Payment of this Note can be made by offset (a) against amounts for which the Maker, Markland Technolgies, Inc. or any of their respective affiliates may become liable pursuant to any Guaranty (including any costs incurred by any of them in connection with any demand of payment or other action under any Guaranty) or (b) pursuant to the terms of
Article 7 of the Purchase Agreement upon agreement between the Buyer and the Representative (as such term is defined in the Purchase Agreement) that a certain amount (i) is due to the Buyer thereunder and (ii) payable pursuant to
Section 7.6(b) of the Purchase Agreement.

         No course of dealing between Payee and Maker or any failure or delay on the part of Payee or Representative in exercising any rights or remedies with respect to this Note or the Security Agreement shall operate as a waiver of any rights or remedies of Payee under this or any other applicable instrument. No single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder. None of the rights, remedies, privileges or powers of Payee or Representative expressly provided for herein shall be exclusive, but each of them shall be cumulative with and in addition to every other right, remedy, privilege and power now or hereafter existing in favor of Payee or Representative, whether at law or in equity, by statute or otherwise.

         In the event any one or more of the provisions contained in this Note or the Security Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Note or the Security Agreement, but this Note and the Security Agreement shall be reformed or construed as if such invalid, illegal or unenforceable provision is in conformity with applicable law or, if necessary, had never been contained herein or therein.

         This Note shall be governed, construed and enforced in accordance with the laws of the Commonwealth of Virginia without regard to the conflicts of law principles thereof.

                           [SIGNATURE PAGE TO FOLLOW]

                        SIGNATURE PAGE TO PROMISSORY NOTE

         IN WITNESS WHEREOF, Maker has duly executed and delivered this Note as of the date first set forth above.


                                       E-OIR TECHNOLOGIES, INC.


                                       By: ___________________________________
                                           Name:
                                           Title:


         The undersigned, Markland Technologies, Inc., hereby irrevocably and unconditionally guarantees to the Payee, or any other person entitled to payment hereunder, the prompt payment, when due, of all payments due under this Note and any and all other obligations and liabilities of Maker under this Note or the Security Agreement.


MARKLAND TECHNOLOGIES, INC.


By: ___________________________________
    Name:
    Title:

                                 PROMISSORY NOTE
                                 ---------------


$__________                                                        June 30, 2004


         FOR VALUE RECEIVED, E-OIR TECHNOLOGIES, INC., a Virginia corporation (the "MAKER"), hereby promises to pay to_____ (the "PAYEE"), at______ or at any other place designated by the Payee in writing, in lawful money of the United States of America, the principal sum of ______, plus interest on the principal balance remaining outstanding from time to time at the rate of six percent (6%) per annum compounded monthly, in the quarterly installment amounts and on the dates set forth in the amortization schedule attached hereto as Exhibit A. All payments shall be applied first to accrued but unpaid interest owing hereunder and thereafter to reduce the principal balance hereof.

         This promissory note (the "NOTE") is delivered in redemption of the stock of Maker held by the Payee pursuant to that certain stock purchase agreement of even date herewith by and among Markland Technologies, Inc., a Florida corporation ("BUYER"), the Payee and the other stockholders of Maker (the "SELLERS"), and Maker (the "PURCHASE AGREEMENT"); and the obligations of the Maker hereunder are secured by a first priority security interest in (i) all of the Collateral (as defined in that certain Security Agreement of even date herewith by and among Maker, the Payee and the other Sellers (the "SECURITY AGREEMENT")) pursuant to the Security Agreement and (ii) all of the outstanding shares of the common stock of Maker pursuant to that certain Pledge Agreement of even date herewith by and among Buyer, the Payee and the other Sellers (the "PLEDGE AGREEMENT"). Pursuant to the Purchase Agreement the Sellers have appointed and authorized an individual, defined in the Purchase Agreement, and hereinafter referred to, as the "Representative" to represent the interests of Sellers in matters relating to transaction documents including this Note, the Purchase Agreement, the Security Agreement and the Pledge Agreement. Rights or obligations of Representative recited herein are rights and obligations of Payee exercised by or through the Representative, and in the event that the Representative is unable to act, for any reason, Payee may act directly on Payee's own behalf.

         The occurrence of any of the following shall constitute an Event of Default hereunder:

         1. Maker shall fail to pay when due any amounts owing pursuant to this
Note if such failure continues for a period of thirty (30) days following the date such payment was due;

         2. Any representation or warranty made by Buyer in the Purchase Agreement or Pledge Agreement shall prove to have been incorrect in any respect when made resulting in a Material Adverse Effect (as defined in the Purchase Agreement) to Sellers; and such breach of any representation or warranty shall not be waived by the Representative within 30 days following the delivery of written notice thereof by Representative to Buyer;

         3. Any representation or warranty made by Maker in the Security Agreement shall prove to have been incorrect in any respect when made resulting in a Material Adverse Effect (as defined in the Purchase Agreement) to Sellers; and such breach of any representation or warranty shall not be waived by the Representative (as defined therein) within 30 days following the delivery of written notice thereof by Representative to Maker;

         4. Buyer shall be in material breach of or default under any covenant or commitment of Buyer contained in the Purchase Agreement or Pledge Agreement and such breach or default shall continue and not be waived by the Representative (as defined in the Purchase Agreement or Pledge Agreement, respectively) for a period of 30 days following the delivery of written notice thereof by Representative to Buyer;

         5. Maker shall be in material breach of or default under any covenant or commitment of Maker contained in the Security Agreement and such breach or default shall continue and not be waived by the Representative (as defined therein) for a period of 30 days following the delivery of written notice thereof by Representative to Maker;

         6. Maker shall (i) voluntarily commence any proceeding or file any petition seeking relief under the United States Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, liquidation, or similar law,
(ii) consent to the institution of, or fail to contravene in a timely and appropriate manner, any such proceeding or the filing of any such petition,
(iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for Maker or for a substantial part of Maker's property or assets, (iv) file an answer admitting the material allegations of a petition filed against Maker in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due, or (vii) take any action for the purpose of effecting any of the foregoing; or

         7. An involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of Maker, or of a substantial part of the property or assets of Maker, under the United States Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator or similar official for Maker or for a substantial part of the property of Maker; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for 60 days.

         Upon the occurrence of any such Event of Default, and during the continuance thereof, Representative may declare all amounts owing pursuant to this Note to be immediately due and payable in full, whereupon the entire balance owing hereunder shall be due and payable without presentment, notice of dishonor, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Maker. In addition, upon the occurrence of any such Event of Default, and during the continuance thereof, Representative may exercise, without limiting any other remedies available to it at law or equity, all rights and remedies granted to Payee under the terms of the Security Agreement or the Pledge Agreement.

         Maker hereby waives presentment, notice of dishonor, and protest, and agrees to pay all costs of collection of this Note, including reasonable attorneys' fees and costs.

         UPON THE OCCURRENCE OF ANY OF THE FOLLOWING, PAYEE'S RIGHT TO RECEIVE PAYMENTS UNDER THIS NOTE SHALL TERMINATE AND BE AUTOMATICALLY ASSIGNED TO EACH OF THE SELLERS OTHER THAN PAYEE THEN ENTITLED TO PAYMENTS PURSUANT TO A BUYER NOTE (AS SUCH TERM IS DEFINED IN THE PURCHASE AGREEMENT, THE "BUYER NOTE" OR "BUYER NOTES") OTHER THAN THE PAYEE, PRO RATA AS SET FORTH BELOW (THE "ASSIGNEES"), AND ALL THEN UNPAID AMOUNTS DUE HEREUNDER, BUT NO AMOUNTS PREVIOUSLY PAID HEREUNDER, SHALL BE PAID TO THE ASSIGNEES THEREAFTER:

         1. THE PAYEE SHALL VOLUNTARILY TERMINATE PAYEE'S EMPLOYMENT WITH MAKER PRIOR TO THE SCHEDULED MATURITY DATE OF THIS NOTE; PROVIDED THAT THE DEATH OR PERMANENT DISABILITY OF THE PAYEE SHALL NOT BE CONSIDERED TERMINATION OF PAYEE'S EMPLOYMENT HEREUNDER; OR

         2. THE MAKER SHALL TERMINATE THE PAYEE'S EMPLOYMENT WITH MAKER FOR CAUSE PRIOR TO THE SCHEDULED MATURITY DATE OF THIS NOTE; AND FOR PURPOSES OF THIS NOTE, "CAUSE" SHALL MEAN:

                  a. REPEATED, WILLFUL AND MATERIAL FAILURE TO PERFORM THE PAYEE'S DUTIES AS AN OFFICER OR EMPLOYEE OF THE MAKER, AND PAYEE HAS FAILED TO CURE SUCH BREACH OR DEFAULT WITHIN 30 DAYS AFTER RECEIPT OF WRITTEN NOTICE OF THEREOF FROM THE MAKER; OR

                  b. ENGAGING IN CRIMINAL FRAUD, MISAPPROPRIATION OR EMBEZZLEMENT IN CONNECTION WITH THE MAKER'S BUSINESS; OR

                  c. PAYEE'S CONVICTION OR A PLEA OF NOLO CONTENDERE (NO CONTEST) TO CRIMINAL MISCONDUCT OF A NATURE THAT IMPAIRS OR IMPUGNS THE PAYEE'S ABILITY TO PERFORM PAYEE'S DUTIES FOR THE MAKER;

PROVIDED THAT THE PERMANENT DISABILITY OF THE PAYEE SHALL NOT BE CONSIDERED "CAUSE" FOR PURPOSES OF THE FOREGOING; AND

PROVIDED FURTHER THAT RESIGNATION FOLLOWING A MATERIAL, ADVERSE CHANGE TO THE PAYEE'S COMPENSATION, BENEFITS, RESPONSIBILITIES, STATUS, SENIORITY OR WORKING CONDITIONS (INCLUDING FORCED RELOCATION OUTSIDE OF PAYEE'S THEN-CURRENT PLACE OF RESIDENCE) SHALL NOT BE DEEMED VOLUNTARY TERMINATION BY PAYEE.

EACH ASSIGNEE SHALL BE ASSIGNED A PRO RATA PORTION OF THE PAYMENTS DUE HEREUNDER AT THE TIME OF ASSIGNMENT BASED ON THE PERCENTAGE OF THE TOTAL INITIAL FACE AMOUNT OF ALL THEN UNASSIGNED BUYER NOTES REPRESENTED BY THE INITIAL FACE AMOUNT OF THE BUYER NOTE HELD BY SUCH ASSIGNEE. IN THE EVENT ANY ASSIGNEE LOSES THE RIGHT TO RECEIVE PAYMENTS FROM A BUYER NOTE ISSUED TO SUCH ASSIGNEE, SUCH ASSIGNEE'S ASSIGNED PORTION OF THE RIGHT TO RECEIVE PAYMENTS UNDER THIS NOTE SHALL BE REDISTRIBUTED TO THE THEN REMAINING ASSIGNEES AS SET FORTH ABOVE. PAYMENTS MADE PURSUANT TO THIS NOTE ARE "WAGES" AS THAT TERM IS DEFINED IN
SECTION 3401(A) OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND MAKER SHALL WITHHOLD FROM PAYMENTS HEREUNDER THE APPROPRIATE AMOUNT OF FEDERAL, STATE AND LOCAL WITHHOLDING TAXES.

         The principal owing under this Note may be prepaid at any time and from time to time, in whole or in part, without premium or penalty. Any such prepayment shall be applied first to accrued but unpaid interest owing hereunder and thereafter in reduction of the principal balance hereof, reducing the amount of principal payments due on Exhibit A starting with the last payment and proceeding forward in reverse chronological order. Despite any prepayment, all payments listed on Exhibit A (in total, without regard to what portion of such payments are applied to principal or interest under the terms hereof, even though such application is different than that listed on Exhibit A) shall be due and payable on the date listed therein until such time as all amounts due hereunder are paid, and all changes made to the amount of payments on Exhibit A shall be made first to reduce the last payment in time then remaining. Payment of this Note can be made by offset pursuant to the terms of Article 7 of the Purchase Agreement upon agreement between the Buyer and the Representative (as such term is defined in the Purchase Agreement) that a certain amount (i) is due to the Buyer thereunder and (ii) payable pursuant to Section 7.6(b) of the Purchase Agreement.

         No course of dealing between Payee and Maker or any failure or delay on the part of Payee or Representative in exercising any rights or remedies with respect to this Note or the Security Agreement shall operate as a waiver of any rights or remedies of Payee under this or any other applicable instrument. No single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder. None of the rights, remedies, privileges or powers of Payee or Representative expressly provided for herein shall be exclusive, but each of them shall be cumulative with and in addition to every other right, remedy, privilege and power now or hereafter existing in favor of Payee or Representative, whether at law or in equity, by statute or otherwise.

         In the event any one or more of the provisions contained in this Note or the Security Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Note or the Security Agreement, but this Note and the Security Agreement shall be reformed or construed as if such invalid, illegal or unenforceable provision is in conformity with applicable law or, if necessary, had never been contained herein or therein.

         This Note shall be governed, construed and enforced in accordance with the laws of the Commonwealth of Virginia without regard to the conflicts of law principles thereof.

                           [SIGNATURE PAGE TO FOLLOW]

                        SIGNATURE PAGE TO PROMISSORY NOTE

         IN WITNESS WHEREOF, Maker has duly executed and delivered this Note as of the date first set forth above.


                                         E-OIR TECHNOLOGIES, INC.


                                         By: __________________________________
                                             Name:
                                             Title:


         The undersigned, Markland Technologies, Inc., hereby irrevocably and unconditionally guarantees to the Payee, or any other person entitled to payment hereunder, the prompt payment, when due, of all payments due under this Note and any and all other obligations and liabilities of Maker under this Note or the Security Agreement.


MARKLAND TECHNOLOGIES, INC.


By: ___________________________________
    Name:
    Title:

                                 PROMISSORY NOTE
                                 ---------------


$__________                                                        June 30, 2004


         For value received, E-OIR TECHNOLOGIES, INC., a Virginia corporation (the "MAKER") hereby promises to pay to_____ (the "PAYEE"), at _____, or at any other place designated by the Payee in writing, in lawful money of the United States of America, the principal sum of _____, plus interest on the principal balance remaining outstanding from time to time at the rate of six percent (6%) per annum compounded monthly, in the quarterly installment amounts and on the dates set forth in the amortization schedule attached hereto as Exhibit A. All payments shall be applied first to accrued but unpaid interest owing hereunder and thereafter to reduce the principal balance hereof.

         This promissory note (the "NOTE") is delivered in redemption of the stock of Maker held by the Payee pursuant to that certain stock purchase agreement of even date herewith by and among Markland Technologies, Inc., a Florida corporation ("BUYER"), the Payee and the other stockholders of Maker (the "SELLERS"), and Maker (the "PURCHASE AGREEMENT"); and the obligations of the Maker hereunder are secured by a first priority security interest in (i) all of the Collateral (as defined in that certain Security Agreement of even date herewith by and among Maker, the Payee and the other Sellers (the "SECURITY AGREEMENT")) pursuant to the Security Agreement and (ii) all of the outstanding shares of the common stock of Maker pursuant to that certain Pledge Agreement of even date herewith by and among Buyer, the Payee and the other Sellers (the "PLEDGE AGREEMENT"). Pursuant to the Purchase Agreement the Sellers have appointed and authorized an individual, defined in the Purchase Agreement, and hereinafter referred to, as the "Representative" to represent the interests of Sellers in matters relating to transaction documents including this Note, the Purchase Agreement, the Security Agreement and the Pledge Agreement. Rights or obligations of Representative recited herein are rights and obligations of Payee exercised by or through the Representative, and in the event that the Representative is unable to act, for any reason, Payee may act directly on Payee's own behalf.

         The occurrence of any of the following shall constitute an Event of Default hereunder:

         1. Maker shall fail to pay when due any amounts owing pursuant to this
Note if such failure continues for a period of thirty (30) days following the date such payment was due;

         2. Any representation or warranty made by Buyer in the Purchase Agreement or Pledge Agreement shall prove to have been incorrect in any respect when made resulting in a Material Adverse Effect (as defined in the Purchase Agreement) to Sellers; and such breach of any representation or warranty shall not be waived by the Representative within 30 days following the delivery of written notice thereof by Representative to Buyer;

         3. Any representation or warranty made by Maker in the Security Agreement shall prove to have been incorrect in any respect when made resulting in a Material Adverse Effect (as defined in the Purchase Agreement) to Sellers; and such breach of any representation or warranty shall not be waived by the Representative (as defined therein) within 30 days following the delivery of written notice thereof by Representative to Maker;

         4. Buyer shall be in material breach of or default under any covenant or commitment of Buyer contained in the Purchase Agreement or Pledge Agreement and such breach or default shall continue and not be waived by the Representative (as defined in the Purchase Agreement or Pledge Agreement, respectively) for a period of 30 days following the delivery of written notice thereof by Representative to Buyer;

         5. Maker shall be in material breach of or default under any covenant or commitment of Maker contained in the Security Agreement and such breach or default shall continue and not be waived by the Representative (as defined therein) for a period of 30 days following the delivery of written notice thereof by Representative to Maker;

         6. Maker shall (i) voluntarily commence any proceeding or file any petition seeking relief under the United States Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, liquidation, or similar law,
(ii) consent to the institution of, or fail to contravene in a timely and appropriate manner, any such proceeding or the filing of any such petition,
(iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for Maker or for a substantial part of Maker's property or assets, (iv) file an answer admitting the material allegations of a petition filed against Maker in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due, or (vii) take any action for the purpose of effecting any of the foregoing; or

         7. An involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of Maker, or of a substantial part of the property or assets of Maker, under the United States Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator or similar official for Maker or for a substantial part of the property of Maker; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for 60 days.

         Upon the occurrence of any such Event of Default, and during the continuance thereof, Representative may declare all amounts owing pursuant to this Note to be immediately due and payable in full, whereupon the entire balance owing hereunder shall be due and payable without presentment, notice of dishonor, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Maker. In addition, upon the occurrence of any such Event of Default, and during the continuance thereof, Representative may exercise, without limiting any other remedies available to it at law or equity, all rights and remedies granted to Payee under the terms of the Security Agreement or the Pledge Agreement.

         Maker hereby waives presentment, notice of dishonor, and protest, and agrees to pay all costs of collection of this Note, including reasonable attorneys' fees and costs.

         UPON THE OCCURRENCE OF ANY OF THE FOLLOWING PRIOR TO JANUARY 1, 2006, PAYEE'S RIGHT TO RECEIVE PAYMENTS UNDER THIS NOTE SHALL TERMINATE AND BE AUTOMATICALLY ASSIGNED TO EACH OF THE SELLERS OTHER THAN PAYEE THEN ENTITLED TO PAYMENTS PURSUANT TO A BUYER NOTE (AS SUCH TERM IS DEFINED IN THE PURCHASE AGREEMENT, THE "BUYER NOTE" OR "BUYER NOTES") OTHER THAN THE PAYEE, PRO RATA AS SET FORTH BELOW (THE "ASSIGNEES"), AND ALL THEN UNPAID AMOUNTS DUE HEREUNDER, BUT NO AMOUNTS PREVIOUSLY PAID HEREUNDER, SHALL BE PAID TO THE ASSIGNEES
THEREAFTER:

         1. THE PAYEE SHALL VOLUNTARILY TERMINATE PAYEE'S EMPLOYMENT WITH MAKER PRIOR TO THE SCHEDULED MATURITY DATE OF THIS NOTE; PROVIDED THAT THE DEATH OR PERMANENT DISABILITY OF THE PAYEE SHALL NOT BE CONSIDERED TERMINATION OF PAYEE'S EMPLOYMENT HEREUNDER; OR

         2. THE MAKER SHALL TERMINATE THE PAYEE'S EMPLOYMENT WITH MAKER FOR CAUSE PRIOR TO THE SCHEDULED MATURITY DATE OF THIS NOTE; AND FOR PURPOSES OF THIS NOTE, "CAUSE" SHALL MEAN:

                  a. REPEATED, WILLFUL AND MATERIAL FAILURE TO PERFORM THE PAYEE'S DUTIES AS AN OFFICER OR EMPLOYEE OF THE MAKER, AND PAYEE HAS FAILED TO CURE SUCH BREACH OR DEFAULT WITHIN 30 DAYS AFTER RECEIPT OF WRITTEN NOTICE OF THEREOF FROM THE MAKER; OR

                  b. ENGAGING IN CRIMINAL FRAUD, MISAPPROPRIATION OR EMBEZZLEMENT IN CONNECTION WITH THE MAKER'S BUSINESS; OR

                  c. PAYEE'S CONVICTION OR A PLEA OF NOLO CONTENDERE (NO CONTEST) TO CRIMINAL MISCONDUCT OF A NATURE THAT IMPAIRS OR IMPUGNS THE PAYEE'S ABILITY TO PERFORM PAYEE'S DUTIES FOR THE MAKER;

PROVIDED THAT THE PERMANENT DISABILITY OF THE PAYEE SHALL NOT BE CONSIDERED "CAUSE" FOR PURPOSES OF THE FOREGOING; AND

PROVIDED FURTHER THAT RESIGNATION FOLLOWING A MATERIAL, ADVERSE CHANGE TO THE PAYEE'S COMPENSATION, BENEFITS, RESPONSIBILITIES, STATUS, SENIORITY OR WORKING CONDITIONS (INCLUDING FORCED RELOCATION OUTSIDE OF PAYEE'S THEN-CURRENT PLACE OF RESIDENCE) SHALL NOT BE DEEMED VOLUNTARY TERMINATION BY PAYEE.

EACH ASSIGNEE SHALL BE ASSIGNED A PRO RATA PORTION OF THE PAYMENTS DUE HEREUNDER AT THE TIME OF ASSIGNMENT BASED ON THE PERCENTAGE OF THE TOTAL INITIAL FACE AMOUNT OF ALL THEN UNASSIGNED BUYER NOTES REPRESENTED BY THE INITIAL FACE AMOUNT OF THE BUYER NOTE HELD BY SUCH ASSIGNEE. IN THE EVENT ANY ASSIGNEE LOSES THE RIGHT TO RECEIVE PAYMENTS FROM A BUYER NOTE ISSUED TO SUCH ASSIGNEE, SUCH ASSIGNEE'S ASSIGNED PORTION OF THE RIGHT TO RECEIVE PAYMENTS UNDER THIS NOTE SHALL BE REDISTRIBUTED TO THE THEN REMAINING ASSIGNEES AS SET FORTH ABOVE. PAYMENTS MADE PURSUANT TO THIS NOTE ARE "WAGES" AS THAT TERM IS DEFINED IN
SECTION 3401(A) OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND MAKER SHALL WITHHOLD FROM PAYMENTS HEREUNDER THE APPROPRIATE AMOUNT OF FEDERAL, STATE AND LOCAL WITHHOLDING TAXES.

         The principal owing under this Note may be prepaid at any time and from time to time, in whole or in part, without premium or penalty. Any such prepayment shall be applied first to accrued but unpaid interest owing hereunder and thereafter in reduction of the principal balance hereof, reducing the amount of principal payments due on Exhibit A starting with the last payment and proceeding forward in reverse chronological order. Despite any prepayment, all payments listed on Exhibit A (in total, without regard to what portion of such payments are applied to principal or interest under the terms hereof, even though such application is different than that listed on Exhibit A) shall be due and payable on the date listed therein until such time as all amounts due hereunder are paid, and all changes made to the amount of payments on Exhibit A shall be made first to reduce the last payment in time then remaining. Payment of this Note can be made by offset pursuant to the terms of Article 7 of the Purchase Agreement upon agreement between the Buyer and the Representative (as such term is defined in the Purchase Agreement) that a certain amount (i) is due to the Buyer thereunder and (ii) payable pursuant to Section 7.6(b) of the Purchase Agreement.

         No course of dealing between Payee and Maker or any failure or delay on the part of Payee or Representative in exercising any rights or remedies with respect to this Note or the Security Agreement shall operate as a waiver of any rights or remedies of Payee under this or any other applicable instrument. No single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder. None of the rights, remedies, privileges or powers of Payee or Representative expressly provided for herein shall be exclusive, but each of them shall be cumulative with and in addition to every other right, remedy, privilege and power now or hereafter existing in favor of Payee or Representative, whether at law or in equity, by statute or otherwise.

         In the event any one or more of the provisions contained in this Note or the Security Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Note or the Security Agreement, but this Note and the Security Agreement shall be reformed or construed as if such invalid, illegal or unenforceable provision is in conformity with applicable law or, if necessary, had never been contained herein or therein.

         This Note shall be governed, construed and enforced in accordance with the laws of the Commonwealth of Virginia without regard to the conflicts of law principles thereof.

                           [SIGNATURE PAGE TO FOLLOW]

                        SIGNATURE PAGE TO PROMISSORY NOTE

         IN WITNESS WHEREOF, Maker has duly executed and delivered this Note as of the date first set forth above.


                                       E-OIR TECHNOLOGIES, INC.


                                       By: ___________________________________
                                           Name:
                                           Title:


         The undersigned, Markland Technologies, Inc., hereby irrevocably and unconditionally guarantees to the Payee, or any other person entitled to payment hereunder, the prompt payment, when due, of all payments due under this Note and any and all other obligations and liabilities of Maker under this Note or the Security Agreement.


MARKLAND TECHNOLOGIES, INC.


By: ___________________________________
    Name:
    Title: